UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 25, 2016

MOTIVATING THE MASSES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187554	88-0410660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Palomar Airport Road, Suite 300 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

(760) 931-9400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On October 25, 2016, Motivating The Masses, Inc. (the “Company”) held a meeting in Atlanta, GA to provide updates of the Company’s recent business and financial performances.

A copy of the script for the conference call of the meeting and materials presented therein are attached hereto as Exhibits 99.1, 99.2 and 99.3. The information contained herein and exhibits filed herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Script of Conference Call on October 25, 2016
99.2	Biography of Craig Crossley and The Crossley Group
99.3	Presentation Slides of Motivating The Masses, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVATING THE MASSES, INC.

Date: October 28, 2016	By:	/s/ Scott Ryder
Name: Scott Ryder
Title: Chief Financial Officer